                                                                    EXHIBIT 99.2


                                 Metricom, Inc.
                      Condensed Consolidated Balance Sheet
                                 (In thousands)
                                   (Unaudited)


                                                                       September 30, 1997
                                                                       ------------------
                                                                            PRO FORMA
                                                       ACTUAL              ADJUSTMENTS           PRO FORMA
                                                       ------              -----------           ---------
ASSETS
Current Assets:
      Cash and cash equivalents                    $    4,956              $   53,738            $   58,694
      Short-term investments                           14,296                                        14,296
      Accounts receivable, net                          2,044                                         2,044
      Inventories                                       4,058                                         4,058
      Prepaid expenses and other                        1,232                                         1,232
                                                   ----------              ----------            ----------

            Total current assets                       26,586                  53,738            $   80,324

Property and equipment, net                            30,908                                        30,908
Other assets                                            3,641                                         3,641
                                                   ----------              ----------            ----------

            Total assets                           $   61,135              $   53,738            $  114,873
                                                   ==========              ===========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                             $    3,413              $                     $    3,413
      Accrued liabilities                               5,788                                         5,788
                                                   ----------              ----------            ----------

            Total current liabilities                   9,201                                         9,201
                                                   ----------              ----------            ----------


Other liabilities:                                        834                                           834
Long-term debt                                         45,000                                        45,000
Minority interest                                       4,598                                         4,598

Stockholders' equity:
      Common stock                                         14                       5                    19
      Additional paid-in capital                      134,183                  53,733               187,916
      Accumulated deficit                            (132,692)                                     (132,692)
      Unrealized holding loss on
            investments                                    (3)                                           (3)
                                                   ----------              ----------            ----------

            Total stockholders' equity                  1,502                  53,738                55,240
                                                   ----------              ----------            ----------



            Total liabilities and
              stockholders' equity                 $   61,135             $    53,738            $  114,873
                                                   ==========             ===========            ==========


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